Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment Disclosure [Text Block]
6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment used in operations consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Machinery and equipment	$11,035	$9,116
Building and improvements	5,155	4,288
Furniture, office equipment & other	1,200	1,251

Total	17,390	14,655
Less accumulated depreciation	(8,663)	(5,985)
Total property, plant and equipment	$8,727	$8,670

Property, plant and equipment held and not used in operations consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Machinery and equipment	$-	$5,642
Building and improvements	-	849
Furniture, office equipment & other	-	49
Asset impairment	-	(1,308)

Total	-	5,232
Less accumulated depreciation	-	(3,021)
Total property, plant and equipment	$-	$2,211

Depreciation expense for the years ended December 31, 2010, 2009, and 2008 totaled $1.9 million, $2.6 million and $2.7 million, respectively.

Asset impairment of $1.3 million in 2009 relates to the expense of adjusting AlSher Titania, LLC assets to fair market value as of December 31, 2009.  These assets were temporarily idled throughout 2009 as we searched for an interested party to acquire our interests in AlSher Titania.  On April 30, 2010, we sold our 70% share in the AlSher Titania Joint Venture to Sherwin-Williams.  We recorded a gain of $124,000 on discontinued operations that was comprised of $400,000 loss on disposal of fixed assets and $524,000 remaining equity in noncontrolling interest.

The remaining Performance Materials fixed assets of $609,000 at December 31, 2009 consist primarily of production assets such as mills, furnaces and laboratory equipment suited for general use in our business.  These assets were either re-purposed to the Power and Energy segment to support the anticipated growth in sales volume, sold or scrapped during 2010.  These assets are expected to have in-service lives at least equal to their depreciation lives and with reasonable ongoing maintenance are expected to continue functioning throughout that period.  If we are unable to commercialize our battery products, the value of these assets could be impaired, but we believe this outcome is unlikely.  These assets were classified as held and not used as of December 31, 2009.

Life Sciences fixed assets with a net book value of $1.2 million as of December 31, 2009 are primarily building improvements that expand production and lab areas.  In 2009, these assets were reported as held but not used.  It was determined that these improvements do add to the value of our Reno, Nevada building and the space and will be required for the expansion of  Power and Energy operations based on anticipated growth in sales volume within the next two years.  During 2010, these fixed assets were either transferred to the Power and Energy segment, sold or scrapped.  Failure to commercialize our battery products and a significant drop in real estate values could lead to impairment of these assets.  We believe that the occurrence of such events is unlikely.